UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

Social Capital Hedosophia Holdings Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39253 (Commission File Number)	98-1515020 (I.R.S. Employer Identification No.)

317 University Ave, Suite 200 Palo Alto, California (Address of principal executive offices)	94301 (Zip Code)

(650) 521-9007
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one Warrant to purchase one Class A ordinary share	IPOB.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	IPOB	New York Stock Exchange
Warrants to purchase Class A ordinary shares	IPOB.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 7, 2020, Social Capital Hedosophia Holdings Corp. II ("SCH" or the "Company"), in connection with its proposed business combination (the "Business Combination") with Opendoor Labs, Inc. ("Opendoor") and acting pursuant to authorization from its Board of Directors, determined (i) to voluntarily withdraw the listing of SCH's common stock, warrants, and units from the New York Stock Exchange (the "NYSE"), and (ii) to list the post-combination company's common stock and warrants on The Nasdaq Global Select Market ("Nasdaq"), in each case subject to the closing of the Business Combination. Trading of the common stock and warrants of the post-combination company, Opendoor Technologies, Inc., is expected to begin on Nasdaq at market open on or about December 21, 2020 under the symbols "OPEN" and "OPENW", respectively. The last day of trading on the NYSE is expected to be on or about December 18, 2020.

Item 7.01 Regulation FD Disclosure.

On December 7, 2020, SCH issued a press release (the "Press Release") regarding the stock exchange listing and the scheduling of the extraordinary general meeting to approve the Business Combination for December 17, 2020. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, and is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SCH under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Opendoor and SCH. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transactions, SCH has filed a registration statement on Form S-4 (as amended, the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") (File No. 333-249302), which includes a  proxy statement/prospectus, that is both the proxy statement which has been distributed to SCH's shareholders in connection with SCH's solicitation of proxies for the vote by SCH's shareholders with respect to the proposed transaction as described in the Registration Statement as well as the prospectus relating to the offer of the securities to be issued to SCH's security holders in connection with SCH's proposed domestication as a Delaware corporation in connection with the proposed transaction as described in the Registration Statement. SCH has mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders of record as of November 5, 2020, the record date established for the extraordinary general meeting of stockholders relating to the Business Combination. SHAREHOLDERS AND OTHER SECURITY HOLDERS OF SCH ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SCH (when available) through the website maintained by the SEC at http://www.sec.gov.

The documents filed by SCH with the SEC also may be obtained free of charge at SCH's website at http://www.socialcapitalhedosophiaholdings.com/docsb.html or upon written request to 317 University Ave, Suite 200, Palo Alto, California 94301.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Opendoor and SCH, including statements regarding SCH’s and Opendoor’s expectations with respect to the listing of shares of the post-combination company on Nasdaq. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCH's securities, (ii) the risk that the transaction may not be completed by SCH's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCH, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of SCH, the satisfaction of the minimum trust account amount following any redemptions by SCH's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Opendoor's business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Opendoor, (ix) the outcome of any legal proceedings that may be instituted against Opendoor or against SCH related to the merger agreement or the proposed transaction, (x) the ability to maintain the listing of SCH's securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Opendoor operates, variations in operating performance across competitors, changes in laws and regulations affecting Opendoor's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive residential real estate industry, and (ix) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 filed by SCH on October 5, 2020 (Registration No. 333-249302), as amended, and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Opendoor and SCH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Opendoor nor SCH gives any assurance that either Opendoor or SCH, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of December 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp. II

Date: December 7, 2020

By:	/s/ Chamath Palihapitiya
Name: Chamath Palihapitiya
Title: Chief Executive Officer

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